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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported): May 17, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES TWC-1)
             (Exact name of registrant as specified in its charter)

        Delaware                 001-32018                    13-3891329
    (State or other            (Commission                (I. R. S. Employer
    jurisdiction  of            File Number)              Identification No.)
     incorporation)

 World Financial Center,                                        10080
   New York, New York                                        (Zip Code)
  (Address of principal
   executive offices)

                         --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition or Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

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Item 5.           Other Events

           99.1 Distribution to holders of the PPlus Trust Certificates Series TWC-1 on May 17, 2004.

                       For information with respect to the underlying securities
                  held by PPLUS Trust Series TWC-1, please refer to Time Warner Inc.'s (Commission file number 001-15062) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                       Although we have no reason to believe the information
                  concerning the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities or the guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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Item 6.            Resignation of Registrant's Directors

                   Not Applicable.

Item 7.            Financial Statements and Exhibits

                   (a) Financial statements of business acquired.

                   Not applicable.

                   (b) Pro forma financial information.

                   Not applicable.

                   (c) Exhibits.

                   99.1  Trustee's report in respect of
                         the May 17, 2004 distribution to holders of the PPLUS Trust Certificates Series TWC-1.

Item 8.            Change in Fiscal Year

                   None.

Item 9.            Regulation FD Disclosure

                   None.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                   None.

Item 11.           Temporary Suspension of Trading Under Registrant's
                   Employee Benefit Plans

                   Not applicable.

Item 12.           Results of Operations and Financial Condition

                   Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                MERRILL LYNCH DEPOSITOR, INC.

         Date: 5/20/04          By:    /s/ Michael F. Connor
                                       -------------------------------
                                Name:  Michael F. Connor
                                Title: President






                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the May 17, 2004 distribution to holders of the PPLUS Trust Certificates Series TWC-1.